*OLTV should include first mortgage balance on the property at the time of origination

*COLTV should include first mortgage balance and any additional mortgages on the property (whether in this collateral pool or not) at the time of origination

*Front end DTI should include only first mortgage expenses (P and I, Property Taxes and Insurance)

*Back end DTI Should include all mortgage expenses and all other debt

* Each line item's "Deal Percentage" should reflect its respective relative percentage of the deal.

* Cells corresponding to, for instance, the IO row and the IO column, should equal 100%, NOT its respective relative percentage of the deal.

* For example the purchase row and owner occupied column intersection should equal the percentage of purchase loans that are owner occupied.

Deal Name	Loan Characteristics	Loan Number	Balance	Deal Percentage	WAC	WALA	FICO	OLTV	COLTV	Front End DTI	Back End DTI	Full Doc	Owner Occ	Single Family	Purchase	Simul 2nds	IO	Init Cap	Subs Cap	Life Cap
	Aggregate	4,871	965,389,463.31	100	8.097	3	623	80.43	83.8	0	42.57	54.81	92.23	76.02	33.98	17.43	17.56	2.99	1	13.97

	Rate 9.5-10	353	49,057,941.29	5.08	9.782	3	583	83.38	84.69	0	40.92	56.13	77.45	77.99	38.6	6.7	1.74	2.99	1	15.74
	RATE 10.001-10.5	248	31,426,345.86	3.26	10.248	3	589	84.81	85.21	0	41.48	54.43	85.17	74.49	37.72	1.91	0	3	1	16.21
	RATE 10.501-11	275	21,275,493.49	2.2	10.751	3	598	87.58	87.79	0	41.21	66.57	91.89	79.57	49.51	1.62	0	3	1	16.69
	RATE 11.001-11.5	214	14,669,110.19	1.52	11.255	3	585	86.06	86.06	0	41.76	68.22	86.73	78.99	39.92	0	0	3	1	17.17
	RATE greater than 11.5	588	24,651,167.76	2.55	11.975	3	590	91.24	91.34	0	41.79	72.96	96.87	86.29	57.19	0.49	0	3	1	17.75
	LB <50,000	736	19,249,444.13	1.99	11.344	3	619	96.49	96.49	0	41.36	88.85	98.97	85.2	75.75	0	0	3	1	16.07
	LB 50,001-100K	793	60,981,056.60	6.32	9.926	3	612	83.12	87.3	0	39.92	73.06	89.82	85.48	50.73	21.28	0.88	3	1	15.47
	LB 100-200K	1,562	225,635,870.97	23.37	8.73	3	605	80.41	85.2	0	41.16	70.58	91.23	81.01	40.49	24.37	5.73	2.99	1	14.62
	LB 200-300k	706	173,672,410.74	17.99	8.022	3	613	78.27	82.11	0	42.72	58.6	91.95	76.05	30.46	19.76	14.78	2.99	1	14.05
	LB 300K-400K	543	187,698,609.41	19.44	7.638	3	630	81	83.83	0	43.55	44.42	91.62	74.22	27.76	15.04	22.58	2.98	1	13.65
	LB 400K-500k	271	121,425,464.93	12.58	7.463	3	641	80.54	84.2	0	43.46	35.2	94.13	69.43	32.1	18.89	27.23	3	1	13.46
	LB 500-600k	132	72,403,411.93	7.5	7.338	3	637	82.03	84.36	0	44.41	44.25	93.12	69.81	31.93	12.25	26.83	2.99	1	13.38
	LB 600-700k	52	33,829,260.11	3.5	7.479	3	648	82.56	84.1	0	43.09	42.49	90.72	66.03	26.79	7.65	23.6	3	1.01	13.63
	LB 700-800k	30	22,604,001.94	2.34	7.355	3	648	78.68	80.68	0	42.4	33.53	90.4	76.64	29.52	10.01	26.83	3	1	13.09
	LB 800-900k	16	13,590,905.83	1.41	7.478	3	616	79.48	79.48	0	45.52	49.66	87.23	81.05	6.43	0	31.44	3	1	13.21
	LB 900-1MM	11	10,566,796.08	1.09	6.772	4	650	77.64	77.64	0	43.72	53.96	100	73.08	36.47	0	36.46	3	1	12.73
	LB > 1MM	19	23,732,230.64	2.46	7.036	3	627	67.01	67.25	0	42.25	58.49	100	75.52	15.33	4.66	55.98	2.94	1	13.15
	FICO <500	31	3,389,295.35	0.35	9.802	3	500	76	76.53	0	39.75	82.46	100	91.16	39.98	4.5	0	3	1	15.61
	FICO 501-525	279	51,480,043.00	5.33	9.321	3	513	74.5	74.62	0	42.5	61.99	98.11	83.31	11.15	0.56	0	2.99	1	15.23
	FICO 526-550	313	60,282,496.45	6.24	9.295	3	538	74.79	75.05	0	42.29	56.48	95.88	80.64	15.84	1.89	0	2.99	1	15.19
	FICO 551-575	419	81,730,089.81	8.47	8.552	3	565	77	78.14	0	43.01	67.98	94.79	78.49	20.54	6.03	3.02	3	1.01	14.43
	FICO 576-600	891	153,292,330.72	15.88	8.183	3	588	78.48	81.88	0	42.73	68.44	95.73	80.8	28.15	17.43	15.4	3	1	13.95
	FICO 601-625	992	172,595,845.36	17.88	8.048	3	613	80.97	85.04	0	42.63	65.68	93.74	78.26	31.62	21.48	18.17	2.98	1	13.77
	FICO 626-650	797	159,391,808.92	16.51	7.893	3	637	83.1	86.56	0	42.77	55.46	92.15	72.97	35.98	17.68	26.63	3	1	13.65
	FICO 651-700	803	189,566,760.71	19.64	7.668	3	673	83.12	88.09	0	42.38	37.87	88.67	71.64	47.6	25.34	26.41	2.99	1	13.53
	>700	346	93,660,792.99	9.7	7.364	4	735	82.71	87.16	0	42.15	28.12	82.91	68.45	52.67	23.22	20.85	2.97	1.01	13.46
	LTV 80	1,269	271,950,846.92	28.17	7.869	3	628	80	91.53	0	42.98	57.51	96.29	76.23	57.72	58.54	22.85	3	1	13.81
	LTV 80-85	347	84,879,658.12	8.79	8.028	3	619	84.43	84.5	0	42.93	52.3	91.53	73.4	16.73	0.65	12.94	3	1.01	14
	LTV 85.01-90	502	135,268,188.59	14.01	8.27	3	639	89.73	89.8	0	43.12	45.44	81.35	70.03	37.7	1.24	20.12	2.99	1	14.18
	LTV 90.01-95	573	115,289,109.19	11.94	8.606	3	632	94.72	94.73	0	42.87	72.16	87.62	78.11	39.64	0.14	18.57	3	1	14.5
	LTV 95.01-100	949	53,457,208.86	5.54	10.19	3	647	99.86	99.86	0	42.29	72.35	99.53	79.99	73.39	0	5.07	2.98	1	14.57
	LTV >100
	2nd Home	69	16,342,652.08	1.69	8.124	3	648	83.38	83.88	0	42.57	39.02	0	53.34	65.42	2.86	0.52	2.96	1	14.16
	Invest Property	297	58,702,936.00	6.08	8.95	3	653	83.9	84.02	0	39.45	37.54	0	52.91	45.11	1.02	0.45	2.98	1	14.98
	2nd lien	985	41,238,066.97	4.27	11.098	3	644	97.16	97.16	0	42.61	64.38	99.68	82.5	71.52	0	0	3	1	17.08
	Silent 2nds	843	168,271,115.22	17.43	7.689	3	645	79.59	98.91	0	44.15	65.8	99.37	76.99	77.94	100	27.65	2.99	1	13.57
	Stated Doc	1,573	418,970,544.28	43.4	7.999	3	636	78.8	81.3	0	41.4	0	89.3	73.92	33.1	13.42	20.66	2.99	1	13.93
	Limited	20	5,668,007.14	0.59	8.24	3	626	81.07	85	0	42.37	0	95.96	76.3	60.41	19.66	15.09	3	1	14.43
	No Doc	43	11,635,576.07	1.21	8.333	3	713	86.02	86.36	0	27.04	0	86.42	75.35	49.78	1.7	9.47	2.99	1.03	14.38
	Purchase	2,168	328,071,607.31	33.98	8.377	3	643	85.48	93.36	0	42.88	54.92	88.67	72.56	100	39.98	20.13	2.99	1	14.05
	Cash Out Refi	2,373	575,612,403.40	59.62	7.92	3	613	77.48	78.45	0	42.25	53.01	93.79	77.12	0	5.45	16.36	2.99	1	13.89
	Rate Term Refi	330	61,705,452.60	6.39	8.265	3	606	81.15	82.87	0	43.94	70.97	96.57	84.12	0	9.36	15.04	3	1	14.34
	2-4 Family	284	85,719,304.18	8.88	7.906	3	643	80.81	82.94	0	43.09	33.57	78.62	0	32.07	10.93	15.31	3	1	13.78
	Condo	209	39,626,570.96	4.1	8.433	3	636	83.97	87.65	0	43.11	50.72	79.92	0	48.65	19.04	16.46	2.99	1.01	14.33
	Fixed	1,541	181,868,157.70	18.84	8.248	3	644	80.63	81.6	0	42.54	60.78	95.64	78.42	28.36	5.25	6.85	0	0	0
	Arm	3,330	783,521,305.61	81.16	8.063	3	618	80.39	84.31	0	42.58	53.42	91.44	75.46	35.29	20.26	20.04	2.99	1	13.97
	Back DTI 45-50	1,032	217,186,439.11	22.5	8.1	3	621	81.38	85.03	0	47.51	48.62	94.34	74.32	34.48	19.23	18.71	3	1	13.98
	Back DTI 50-55	732	158,028,256.82	16.37	7.96	3	620	80.73	84.41	0	52.32	73.95	92.79	73.71	33.76	19.03	16.88	3	1	13.77
	Back DTI > 55	199	50,221,265.26	5.2	7.688	3	613	78.81	83.34	0	56.38	94.71	92.68	76.3	30.48	22.69	26.37	2.99	1.01	13.49
	IO	462	169,474,222.31	17.56	7.293	4	648	80.71	85.99	0	43.59	47.78	99.79	74.54	38.97	27.45	100	2.99	1	13.36
	Cali	753	260,617,266.78	27	7.276	4	642	78.09	81.42	0	43.55	46.49	94.74	82.03	29.17	17.24	34.62	2.98	1	13.21
	N Cali	273	96,827,353.39	37.15	7.3	4	639	78.71	81.84	0	43.65	50.31	94.25	85.6	29.5	15.64	25.97	2.99	1	13.14
	S Cali	480	163,789,913.39	62.85	7.262	4	644	77.72	81.18	0	43.49	44.23	95.04	79.92	28.98	18.18	39.73	2.97	1	13.25
	NY	290	92,571,179.54	9.59	7.647	3	636	79.46	81.82	0	44.51	36.4	90.88	59.51	30.88	12.76	15.58	3	1	13.49
	FL	534	102,331,392.49	10.6	8.313	3	616	80.68	83.17	0	42.1	47.96	84.41	67.06	37.4	12.92	13.07	2.98	1	14.17
	Georgia	135	16,493,530.71	1.71	8.934	3	615	85.76	92.55	0	42.27	69.26	89.51	74.92	55.84	34.06	17	3	1	14.64
	Ohio	137	12,626,706.26	1.31	9.425	3	597	86.69	91.12	0	39.05	80.09	90.15	95.88	46.64	22.17	0	3	1	15.12
	Maryland	113	25,467,525.67	2.64	8.43	3	601	81.74	84.93	0	44.01	69.15	96.23	62.35	31.58	15.91	12.13	2.99	1	14.28
	40 yr Loans	829	237,398,798.30	24.59	7.597	3	626	81.12	84.98	0	43.82	54.97	97.1	77.5	28.11	19.94	0	2.99	1	13.34
	Purchase Loans w/Simul 2nds	683	131,150,817.52	100	7.713	3	648	80.08	99.79	0	43.96	65.61	99.48	76.07	100	100	28.46	3	1	13.59
	Stated Doc Purchase Loans w/Silent 2nds	145	43,790,544.94	100	7.372	3	690	80.18	99.49	0	42.73	0	98.81	74.07	100	100	36.71	3	1	13.28
	IO Purchase Loans w/Silent 2nds	130	37,328,267.96	100	7.309	3	666	80	99.89	0	44.72	55.6	100	77.38	100	100	100	3	1	13.29
	Stated Doc IO Purchase Loans w/Silent 2nds	47	16,073,597.73	100	7.18	3	697	80	99.74	0	43.39	0	100	79.87	100	100	100	3	1	13.18
	FICO Std Dev	70.57
	LTV Std Dev	13.65

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

**INSTRUCTIONS:
1. DO NOT ADD ANY COLUMNS OR ROWS!!
non IO	2. Enter % of loan pool in each cell.
3. %'s entered in ALL cells should total 100%.

Doc Stat = 1
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	1.81%	1.89%	2.67%	1.89%	0.12%
>= 550 / < 570	1.03%	0.53%	1.13%	1.42%	0.18%
>= 570 / < 590	0.94%	0.64%	3.24%	1.68%	2.44%
>= 590 / < 610	1.01%	0.80%	4.15%	1.83%	4.19%
>= 610 / < 630	0.80%	0.60%	3.39%	1.72%	3.61%
>= 630 / < 650	0.43%	0.33%	2.53%	1.21%	2.38%
>= 650 / < 670	0.23%	0.23%	1.25%	0.53%	1.29%
>= 670 / < 690	0.10%	0.14%	0.68%	0.31%	0.70%
>= 690 / < 710	0.04%	0.10%	0.39%	0.18%	0.27%
>= 710 / < 730	0.02%	0.00%	0.12%	0.12%	0.16%
>= 730	0.10%	0.10%	0.25%	0.00%	0.29%
						58.20%

Doc Stat = 0
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	1.66%	0.80%	1.27%	0.02%	0.00%
>= 550 / < 570	0.51%	0.39%	0.53%	0.04%	0.00%
>= 570 / < 590	0.64%	0.55%	0.88%	0.00%	0.00%
>= 590 / < 610	0.72%	0.62%	0.84%	0.18%	0.00%
>= 610 / < 630	0.47%	0.53%	1.05%	0.66%	0.06%
>= 630 / < 650	0.53%	0.37%	1.19%	0.64%	0.57%
>= 650 / < 670	0.27%	0.43%	1.05%	0.55%	0.66%
>= 670 / < 690	0.18%	0.27%	0.74%	0.43%	0.60%
>= 690 / < 710	0.14%	0.06%	0.53%	0.31%	0.49%
>= 710 / < 730	0.12%	0.06%	0.37%	0.31%	0.25%
>= 730	0.04%	0.12%	0.33%	0.47%	0.31%
						24.84%

Doc Stat = 1
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.04%	0.08%	0.10%	0.04%	0.00%
>= 550 / < 570	0.06%	0.04%	0.04%	0.00%	0.00%
>= 570 / < 590	0.08%	0.04%	0.08%	0.04%	0.00%
>= 590 / < 610	0.06%	0.08%	0.02%	0.29%	0.00%
>= 610 / < 630	0.06%	0.00%	0.08%	0.31%	0.00%
>= 630 / < 650	0.02%	0.02%	0.10%	0.45%	0.00%
>= 650 / < 670	0.00%	0.02%	0.06%	0.18%	0.02%
>= 670 / < 690	0.02%	0.00%	0.06%	0.29%	0.00%
>= 690 / < 710	0.02%	0.04%	0.00%	0.14%	0.02%
>= 710 / < 730	0.00%	0.02%	0.02%	0.08%	0.00%
>= 730	0.00%	0.00%	0.02%	0.14%	0.00%
						3.33%

Doc Stat = 0
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.06%	0.08%	0.04%	0.00%	0.00%
>= 550 / < 570	0.02%	0.08%	0.06%	0.00%	0.00%
>= 570 / < 590	0.04%	0.02%	0.04%	0.04%	0.00%
>= 590 / < 610	0.04%	0.02%	0.25%	0.06%	0.00%
>= 610 / < 630	0.12%	0.06%	0.14%	0.10%	0.00%
>= 630 / < 650	0.04%	0.04%	0.16%	0.27%	0.00%
>= 650 / < 670	0.02%	0.04%	0.12%	0.35%	0.00%
>= 670 / < 690	0.02%	0.06%	0.10%	0.43%	0.00%
>= 690 / < 710	0.02%	0.02%	0.08%	0.18%	0.00%
>= 710 / < 730	0.00%	0.02%	0.06%	0.25%	0.00%
>= 730	0.04%	0.06%	0.10%	0.35%	0.00%
						4.15%

Matching hybrid reset term

Doc Stat = 1
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.04%	0.02%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.04%	0.02%	0.00%
>= 610 / < 630	0.00%	0.00%	0.02%	0.02%	0.00%
>= 630 / < 650	0.08%	0.00%	0.02%	0.04%	0.00%
>= 650 / < 670	0.02%	0.02%	0.04%	0.02%	0.00%
>= 670 / < 690	0.02%	0.00%	0.06%	0.00%	0.00%
>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.00%	0.04%	0.00%	0.00%
						0.53%

Doc Stat = 0
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.02%	0.00%	0.00%	0.02%	0.00%
>= 610 / < 630	0.04%	0.02%	0.00%	0.00%	0.00%
>= 630 / < 650	0.00%	0.02%	0.02%	0.02%	0.00%
>= 650 / < 670	0.00%	0.02%	0.00%	0.02%	0.00%
>= 670 / < 690	0.02%	0.04%	0.00%	0.02%	0.00%
>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.02%	0.00%	0.00%
>= 730	0.00%	0.02%	0.04%	0.02%	0.00%
						0.39%

Doc Stat = 1
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.00%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.00%	0.00%	0.00%	0.00%	0.00%
>= 650 / < 670	0.00%	0.00%	0.00%	0.00%	0.00%
>= 670 / < 690	0.00%	0.00%	0.00%	0.00%	0.00%
>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.00%	0.00%	0.00%	0.00%
						0.00%

Doc Stat = 0
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.00%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.00%	0.00%	0.00%	0.00%	0.00%
>= 650 / < 670	0.00%	0.00%	0.00%	0.00%	0.00%
>= 670 / < 690	0.00%	0.00%	0.00%	0.00%	0.00%
>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.00%	0.00%	0.00%	0.00%
						0.00%

Not matching hybrid terms

Doc Stat = 1
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.02%	0.02%	0.00%	0.00%
>= 570 / < 590	0.06%	0.06%	0.25%	0.06%	0.00%
>= 590 / < 610	0.02%	0.18%	0.43%	0.23%	0.02%
>= 610 / < 630	0.04%	0.08%	0.57%	0.23%	0.04%
>= 630 / < 650	0.06%	0.02%	0.39%	0.39%	0.00%
>= 650 / < 670	0.00%	0.02%	0.18%	0.16%	0.00%
>= 670 / < 690	0.00%	0.02%	0.33%	0.06%	0.02%
>= 690 / < 710	0.02%	0.02%	0.12%	0.02%	0.02%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.02%
>= 730	0.02%	0.00%	0.08%	0.02%	0.00%
						4.33%

Doc Stat = 0
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.02%	0.02%	0.00%	0.00%
>= 570 / < 590	0.08%	0.14%	0.08%	0.02%	0.00%
>= 590 / < 610	0.14%	0.06%	0.16%	0.00%	0.00%
>= 610 / < 630	0.10%	0.14%	0.31%	0.10%	0.00%
>= 630 / < 650	0.06%	0.14%	0.33%	0.23%	0.00%
>= 650 / < 670	0.08%	0.04%	0.25%	0.14%	0.00%
>= 670 / < 690	0.04%	0.02%	0.33%	0.23%	0.00%
>= 690 / < 710	0.00%	0.02%	0.21%	0.08%	0.00%
>= 710 / < 730	0.00%	0.00%	0.10%	0.06%	0.00%
>= 730	0.06%	0.02%	0.29%	0.04%	0.02%
						4.19%

Doc Stat = 1
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.00%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.00%	0.00%	0.00%	0.00%	0.00%
>= 650 / < 670	0.00%	0.00%	0.00%	0.00%	0.00%
>= 670 / < 690	0.00%	0.00%	0.02%	0.00%	0.00%
>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.00%	0.00%	0.00%	0.00%
						0.02%

Doc Stat = 0
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.02%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.00%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.00%	0.00%	0.00%	0.00%	0.00%
>= 650 / < 670	0.00%	0.00%	0.00%	0.00%	0.00%
>= 670 / < 690	0.00%	0.00%	0.00%	0.00%	0.00%
>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.00%	0.00%	0.00%	0.00%
						0.02%

					Total	100.00%	<-- should total 100%.

issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer. Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

DOC stat = 1	Full Doc	**INSTRUCTIONS:
Occ Stat = 1	Owner occupied loans	1. DO NOT ADD ANY COLUMNS OR ROWS!!
non IO		2. Enter Loan # into each column
3. Loan #'s entered in to all cells should match deal loan # total.

Doc Stat = 1
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	88	92	130	92	6
>= 550 / < 570	50	26	55	69	9
>= 570 / < 590	46	31	158	82	119
>= 590 / < 610	49	39	202	89	204
>= 610 / < 630	39	29	165	84	176
>= 630 / < 650	21	16	123	59	116
>= 650 / < 670	11	11	61	26	63
>= 670 / < 690	5	7	33	15	34
>= 690 / < 710	2	5	19	9	13
>= 710 / < 730	1	0	6	6	8
>= 730	5	5	12	0	14
						2,835

Doc Stat = 0
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	81	39	62	1	0
>= 550 / < 570	25	19	26	2	0
>= 570 / < 590	31	27	43	0	0
>= 590 / < 610	35	30	41	9	0
>= 610 / < 630	23	26	51	32	3
>= 630 / < 650	26	18	58	31	28
>= 650 / < 670	13	21	51	27	32
>= 670 / < 690	9	13	36	21	29
>= 690 / < 710	7	3	26	15	24
>= 710 / < 730	6	3	18	15	12
>= 730	2	6	16	23	15
						1,210

Doc Stat = 1
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	2	4	5	2	0
>= 550 / < 570	3	2	2	0	0
>= 570 / < 590	4	2	4	2	0
>= 590 / < 610	3	4	1	14	0
>= 610 / < 630	3	0	4	15	0
>= 630 / < 650	1	1	5	22	0
>= 650 / < 670	0	1	3	9	1
>= 670 / < 690	1	0	3	14	0
>= 690 / < 710	1	2	0	7	1
>= 710 / < 730	0	1	1	4	0
>= 730	0	0	1	7	0
						162

Doc Stat = 0
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	3	4	2	0	0
>= 550 / < 570	1	4	3	0	0
>= 570 / < 590	2	1	2	2	0
>= 590 / < 610	2	1	12	3	0
>= 610 / < 630	6	3	7	5	0
>= 630 / < 650	2	2	8	13	0
>= 650 / < 670	1	2	6	17	0
>= 670 / < 690	1	3	5	21	0
>= 690 / < 710	1	1	4	9	0
>= 710 / < 730	0	1	3	12	0
>= 730	2	3	5	17	0
						202

Matching hybrid reset term

Doc Stat = 1
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0	0	0	0	0
>= 550 / < 570	0	0	0	0	0
>= 570 / < 590	0	2	1	0	0
>= 590 / < 610	0	0	2	1	0
>= 610 / < 630	0	0	1	1	0
>= 630 / < 650	4	0	1	2	0
>= 650 / < 670	1	1	2	1	0
>= 670 / < 690	1	0	3	0	0
>= 690 / < 710
>= 710 / < 730
>= 730	0	0	2	0	0
						26

Doc Stat = 0
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0	0	0	0	0
>= 550 / < 570	0	0	0	0	0
>= 570 / < 590	0	0	0	0	0
>= 590 / < 610	1	0	0	1	0
>= 610 / < 630	2	1	0	0	0
>= 630 / < 650	0	1	1	1	0
>= 650 / < 670	0	1	0	1	0
>= 670 / < 690	1	2	0	1	0
>= 690 / < 710
>= 710 / < 730	0	0	1	0	0
>= 730	0	1	2	1	0
						19

Doc Stat = 1
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0	0	0	0	0
>= 550 / < 570	0	0	0	0	0
>= 570 / < 590	0	0	0	0	0
>= 590 / < 610	0	0	0	0	0
>= 610 / < 630	0	0	0	0	0
>= 630 / < 650	0	0	0	0	0
>= 650 / < 670	0	0	0	0	0
>= 670 / < 690	0	0	0	0	0
>= 690 / < 710	0	0	0	0	0
>= 710 / < 730	0	0	0		0
>= 730	0	0	0	0	0
						0

Doc Stat = 0
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0	0	0	0	0
>= 550 / < 570	0	0	0	0	0
>= 570 / < 590	0	0	0	0	0
>= 590 / < 610	0	0	0	0	0
>= 610 / < 630	0	0	0	0	0
>= 630 / < 650	0	0	0	0	0
>= 650 / < 670	0	0	0	0	0
>= 670 / < 690	0	0	0	0	0
>= 690 / < 710	0	0	0	0	0
>= 710 / < 730	0		0	0	0
>= 730	0	0	0	0	0
						0

Not matching hybrid terms

Doc Stat = 1
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0	0	0	0	0
>= 550 / < 570	0	1	1	0	0
>= 570 / < 590	3	3	12	3	0
>= 590 / < 610	1	9	21	11	1
>= 610 / < 630	2	4	28	11	2
>= 630 / < 650	3	1	19	19	0
>= 650 / < 670	0	1	9	8	0
>= 670 / < 690	0	1	16	3	1
>= 690 / < 710	1	1	6	1	1
>= 710 / < 730	0	0	0	0	1
>= 730	1	0	4	1	0
						211

Doc Stat = 0
Occ Stat = 1
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0	0	0	0	0
>= 550 / < 570	0	1	1	0	0
>= 570 / < 590	4	7	4	1	0
>= 590 / < 610	7	3	8	0	0
>= 610 / < 630	5	7	15	5	0
>= 630 / < 650	3	7	16	11	0
>= 650 / < 670	4	2	12	7	0
>= 670 / < 690	2	1	16	11	0
>= 690 / < 710	0	1	10	4	0
>= 710 / < 730	0	0	5	3	0
>= 730	3	1	14	2	1
						204

Doc Stat = 1
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0	0	0	0	0
>= 550 / < 570	0	0	0	0	0
>= 570 / < 590	0	0	0	0	0
>= 590 / < 610	0	0	0	0	0
>= 610 / < 630	0	0	0	0	0
>= 630 / < 650	0	0	0	0	0
>= 650 / < 670	0	0	0	0	0
>= 670 / < 690	0	0	1	0	0
>= 690 / < 710	0	0	0	0	0
>= 710 / < 730	0	0	0	0	0
>= 730	0	0	0	0	0
						1

Doc Stat = 0
Occ Stat = 0
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100
< 550	0	0	0	0	0
>= 550 / < 570	0	0	0	0	0
>= 570 / < 590	0	0	1	0	0
>= 590 / < 610	0	0	0	0	0
>= 610 / < 630		0	0	0	0
>= 630 / < 650	0		0	0	0
>= 650 / < 670	0	0		0	0
>= 670 / < 690		0		0	0
>= 690 / < 710	0	0	0	0	0
>= 710 / < 730	0	0	0	0	0
>= 730	0	0	0	0	0
						1

					Total	4,871	<-- should equal total number of loans in pool.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer. Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.